            ARTICLES SUPPLEMENTARY OF THE HARTFORD MUTUAL FUNDS, INC.

     The Hartford Mutual Funds, Inc. (the "Corporation"), a corporation organized and existing under the laws of the State of Maryland, does hereby certify to the State Department of Assessments and Taxation of Maryland that:

FIRST: The Corporation currently has the authority to issue thirty-five billion, one hundred forty-five million (35,145,000,000) shares of $0.001 par value common stock, having an aggregate par value of thirty-five million one hundred forty-five thousand dollars ($35,145,000), as listed below:

                 Series                    Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                 ------                    --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                   375,000,000      175,000,000      110,000,000              --       100,000,000
The Hartford Balanced Income Fund            200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Capital Appreciation Fund       570,000,000      175,000,000      220,000,000      50,000,000        50,000,000
The Hartford Capital Appreciation II
   Fund                                      200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Capital Preservation Fund       285,000,000       75,000,000      200,000,000              --       100,000,000
The Hartford Checks and Balances Fund        200,000,000      200,000,000      200,000,000              --                --
The Hartford Disciplined Equity Fund         125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Dividend and Growth Fund        325,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Equity Income Fund              125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Floating Rate Fund              800,000,000      200,000,000      800,000,000     250,000,000       200,000,000
The Hartford Focus Growth Fund               125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Fundamental Growth Fund         125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Communications Fund      125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Financial Services
   Fund                                      125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Growth Fund              125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Global Health Fund              125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Global Technology Fund          125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford High Yield Fund                 125,000,000       75,000,000       50,000,000      50,000,000        50,000,000

                 Series                    Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                 ------                    --------------   --------------   --------------   --------------   --------------
The Hartford High Yield Municipal Bond
   Fund                                       200,000,000     200,000,000      200,000,000      50,000,000                --
The Hartford Income Fund                      125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Inflation Plus Fund              155,000,000     105,000,000       90,000,000      50,000,000        50,000,000
The Hartford International Growth Fund        125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford International
   Opportunities Fund                         125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford International Small
   Company Fund                               125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford LargeCap Growth Fund             200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Fund                      225,000,000      75,000,000      110,000,000              --        50,000,000
The Hartford MidCap Growth Fund               200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford MidCap Value Fund                125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Money Market Fund              1,200,000,000     500,000,000      500,000,000              --       500,000,000
The Hartford Principal Protection Fund        125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Retirement Income Fund           200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Growth Fund        200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Value Fund         200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Growth
   Fund                                       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Value Fund       200,000,000     200,000,000      200,000,000              --       200,000,000
The Hartford Short Duration Fund              125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Small Company Fund               125,000,000      75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Stock Fund                       125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Strategic Income Fund            200,000,000     200,000,000      200,000,000      50,000,000        50,000,000
The Hartford Tax-Free California Fund         125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free New York Fund           125,000,000      75,000,000       50,000,000              --        50,000,000
The Hartford Target Retirement 2010           200,000,000     200,000,000      200,000,000              --       200,000,000
   Fund

                 Series                    Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                 ------                    --------------   --------------   --------------   --------------   --------------
The Hartford Target Retirement 2020 Fund     200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2030 Fund     200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Total Return Bond Fund          125,000,000       75,000,000       50,000,000      50,000,000       100,000,000
The Hartford Value Fund                      125,000,000       75,000,000       50,000,000      50,000,000        50,000,000

          Series                 Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares   Class Y Shares
          ------                 --------------   --------------   --------------   --------------   --------------   --------------
The Hartford Equity Growth
   Allocation Fund                 100,000,000       50,000,000       50,000,000        50,000,000       50,000,000      50,000,000
The Hartford Growth Allocation
   Fund                            100,000,000       50,000,000       50,000,000        50,000,000       50,000,000      50,000,000
The Hartford Balanced
   Allocation Fund                 100,000,000       50,000,000       50,000,000        50,000,000       50,000,000      50,000,000
The Hartford Conservative
   Allocation Fund                 100,000,000       50,000,000       50,000,000        50,000,000       50,000,000      50,000,000
The Hartford Income Allocation
   Fund                            100,000,000       50,000,000       50,000,000        50,000,000       50,000,000      50,000,000
The Hartford DCA Money Fund
   Series I                                                                            300,000,000
The Hartford DCA Money Fund
   Series II                                                                           300,000,000
The Hartford DCA Money Fund
   Series III                                                                          300,000,000
The Hartford DCA Money Fund
   Series IV                                                                           300,000,000
The Hartford DCA Money Fund
   Series V                                                                            300,000,000

              Series                        Class R3 Shares   Class R4 Shares   Class R5 Shares
              ------                        ---------------   ---------------   ---------------
The Hartford Advisers Fund                     50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation Fund         50,000,000        50,000,000        50,000,000
The Hartford Capital Appreciation II Fund      50,000,000        50,000,000        50,000,000
The Hartford Disciplined Equity Fund           50,000,000        50,000,000        50,000,000
The Hartford Dividend and Growth Fund          50,000,000        50,000,000        50,000,000
The Hartford Equity Income Fund                50,000,000        50,000,000        50,000,000
The Hartford Floating Rate Fund                50,000,000        50,000,000        50,000,000
The Hartford Global Health Fund                50,000,000        50,000,000        50,000,000
The Hartford Global Leaders Fund               50,000,000        50,000,000        50,000,000

                  Series                    Class R3 Shares   Class R4 Shares   Class R5 Shares
                  ------                    ---------------   ---------------   ---------------
The Hartford High Yield Fund                   50,000,000        50,000,000        50,000,000
The Hartford Inflation Plus Fund               50,000,000        50,000,000        50,000,000
The Hartford International Capital
   Appreciation Fund                           50,000,000        50,000,000        50,000,000
The Hartford International Opportunities
   Fund                                        50,000,000        50,000,000        50,000,000
The Hartford Money Market Fund                 50,000,000        50,000,000        50,000,000
The Hartford Small Company Fund                50,000,000        50,000,000        50,000,000
The Hartford Stock Fund                        50,000,000        50,000,000        50,000,000
The Hartford Total Return Bond Fund            50,000,000        50,000,000        50,000,000
The Hartford Value Fund                        50,000,000        50,000,000        50,000,000
The Hartford Retirement Income Fund            50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2010 Fund       50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2020 Fund       50,000,000        50,000,000        50,000,000
The Hartford Target Retirement 2030 Fund       50,000,000        50,000,000        50,000,000
The Hartford Equity Growth Allocation
   Fund                                        50,000,000        50,000,000        50,000,000
The Hartford Growth Allocation Fund            50,000,000        50,000,000        50,000,000
The Hartford Balanced Allocation Fund          50,000,000        50,000,000        50,000,000
The Hartford Conservative Allocation Fund      50,000,000        50,000,000        50,000,000
The Hartford Income Allocation Fund            50,000,000        50,000,000        50,000,000

SECOND: Pursuant to the authority expressly vested in the Board of Directors of the Corporation (the "Board") by Article IV of the Corporation's charter and in accordance with Sections 2-208 and 2-208.1 of the Maryland General Corporation Law, the Board has duly authorized an increase in the Corporation's authorized shares of $0.001 par value common stock to thirty-five billion, nine hundred ninety-five million (35,995,000,000) shares, with an aggregate par value of thirty-five million nine hundred ninety-five thousand dollars ($35,995,000), as classified below:

                Series                   Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                ------                   --------------   --------------   --------------   --------------   --------------
The Hartford Advisers Fund                 375,000,000      175,000,000      110,000,000              --       100,000,000
The Hartford Balanced Income Fund          200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Capital Appreciation Fund     570,000,000      175,000,000      220,000,000      50,000,000        50,000,000
The Hartford Capital Appreciation II
   Fund                                    200,000,000      200,000,000      200,000,000      50,000,000       200,000,000
The Hartford Capital Preservation Fund     285,000,000       75,000,000      200,000,000              --       100,000,000
The Hartford Checks and Balances Fund      200,000,000      200,000,000      200,000,000              --                --

                Series                   Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                ------                   --------------   --------------   --------------   --------------   --------------
The Hartford Disciplined Equity Fund        125,000,000      75,000,000       50,000,000               --       50,000,000
The Hartford Dividend and Growth Fund       325,000,000      75,000,000       50,000,000       50,000,000       50,000,000
The Hartford Equity Income Fund             125,000,000      75,000,000       50,000,000       50,000,000       50,000,000
The Hartford Floating Rate Fund             800,000,000     200,000,000      800,000,000      250,000,000      200,000,000
The Hartford Focus Growth Fund              125,000,000      75,000,000       50,000,000               --       50,000,000
The Hartford Fundamental Growth Fund        125,000,000      75,000,000       50,000,000               --       50,000,000
The Hartford Global Communications
   Fund                                     125,000,000      75,000,000       50,000,000               --       50,000,000
THE HARTFORD GLOBAL ENHANCED DIVIDEND
   FUND                                     200,000,000     200,000,000      200,000,000       50,000,000       50,000,000
The Hartford Global Financial Services
   Fund                                     125,000,000      75,000,000       50,000,000               --       50,000,000
The Hartford Global Growth Fund             125,000,000      75,000,000       50,000,000               --       50,000,000
The Hartford Global Health Fund             125,000,000      75,000,000       50,000,000       50,000,000       50,000,000
The Hartford Global Technology Fund         125,000,000      75,000,000       50,000,000               --       50,000,000
The Hartford High Yield Fund                125,000,000      75,000,000       50,000,000       50,000,000       50,000,000
The Hartford High Yield Municipal Bond
   Fund                                     200,000,000     200,000,000      200,000,000       50,000,000               --
The Hartford Income Fund                    125,000,000      75,000,000       50,000,000               --       50,000,000
The Hartford Inflation Plus Fund            155,000,000     105,000,000       90,000,000       50,000,000       50,000,000
The Hartford International Growth Fund      125,000,000      75,000,000       50,000,000       50,000,000       50,000,000
The Hartford International
   Opportunities Fund                       125,000,000      75,000,000       50,000,000               --       50,000,000
The Hartford International Small
   Company Fund                             125,000,000      75,000,000       50,000,000       50,000,000       50,000,000
The Hartford LargeCap Growth Fund           200,000,000     200,000,000      200,000,000               --      200,000,000
The Hartford MidCap Fund                    225,000,000      75,000,000      110,000,000               --       50,000,000
The Hartford MidCap Growth Fund             200,000,000     200,000,000      200,000,000               --      200,000,000
The Hartford MidCap Value Fund              125,000,000      75,000,000       50,000,000               --       50,000,000
The Hartford Money Market Fund            1,200,000,000     500,000,000      500,000,000               --      500,000,000

                Series                   Class A Shares   Class B Shares   Class C Shares   Class I Shares   Class Y Shares
                ------                   --------------   --------------   --------------   --------------   --------------
The Hartford Principal Protection Fund     125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Retirement Income Fund        200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Growth Fund     200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select MidCap Value Fund      200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Growth
   Fund                                    200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Select SmallCap Value
   Fund                                    200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Short Duration Fund           125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Small Company Fund            125,000,000       75,000,000       50,000,000      50,000,000        50,000,000
The Hartford Stock Fund                    125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Strategic Income Fund         200,000,000      200,000,000      200,000,000      50,000,000        50,000,000
The Hartford Tax-Free California Fund      125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Tax-Free New York Fund        125,000,000       75,000,000       50,000,000              --        50,000,000
The Hartford Target Retirement 2010
   Fund                                    200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2020
   Fund                                    200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Target Retirement 2030
   Fund                                    200,000,000      200,000,000      200,000,000              --       200,000,000
The Hartford Total Return Bond Fund        125,000,000       75,000,000       50,000,000      50,000,000       100,000,000
The Hartford Value Fund                    125,000,000       75,000,000       50,000,000      50,000,000        50,000,000

                Series           Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares   Class Y Shares
                ------           --------------   --------------   --------------   --------------   --------------   --------------
The Hartford Equity Growth
   Allocation Fund                 100,000,000      50,000,000       50,000,000        50,000,000       50,000,000      50,000,000
The Hartford Growth Allocation
   Fund                            100,000,000      50,000,000       50,000,000        50,000,000       50,000,000      50,000,000
The Hartford Balanced
   Allocation Fund                 100,000,000      50,000,000       50,000,000        50,000,000       50,000,000      50,000,000
The Hartford Conservative
   Allocation Fund                 100,000,000      50,000,000       50,000,000        50,000,000       50,000,000      50,000,000
The Hartford Income Allocation
   Fund                            100,000,000      50,000,000       50,000,000        50,000,000       50,000,000      50,000,000

            Series               Class A Shares   Class B Shares   Class C Shares   Class D Shares   Class I Shares   Class Y Shares
            ------               --------------   --------------   --------------   --------------   --------------   --------------
The Hartford DCA Money Fund
   Series I                                                                           300,000,000
The Hartford DCA Money Fund
   Series II                                                                          300,000,000
The Hartford DCA Money Fund
   Series III                                                                         300,000,000
The Hartford DCA Money Fund
   Series IV                                                                          300,000,000
The Hartford DCA Money Fund
   Series V                                                                           300,000,000

             Series                         Class R3 Shares   Class R4 Shares   Class R5 Shares
             ------                         ---------------   ---------------   ---------------
The Hartford Advisers Fund                     50,000,000        50,000,000       50,000,000
The Hartford Capital Appreciation Fund         50,000,000        50,000,000       50,000,000
The Hartford Capital Appreciation II Fund      50,000,000        50,000,000       50,000,000
The Hartford Disciplined Equity Fund           50,000,000        50,000,000       50,000,000
The Hartford Dividend and Growth Fund          50,000,000        50,000,000       50,000,000
The Hartford Equity Income Fund                50,000,000        50,000,000       50,000,000
The Hartford Floating Rate Fund                50,000,000        50,000,000       50,000,000
THE HARTFORD GLOBAL ENHANCED DIVIDEND
   FUND                                        50,000,000        50,000,000       50,000,000
The Hartford Global Health Fund                50,000,000        50,000,000       50,000,000
The Hartford Global Leaders Fund               50,000,000        50,000,000       50,000,000
The Hartford High Yield Fund                   50,000,000        50,000,000       50,000,000
The Hartford Inflation Plus Fund               50,000,000        50,000,000       50,000,000
The Hartford International Capital
   Appreciation Fund                           50,000,000        50,000,000       50,000,000
The Hartford International Opportunities
   Fund                                        50,000,000        50,000,000       50,000,000
The Hartford Money Market Fund                 50,000,000        50,000,000       50,000,000
The Hartford Small Company Fund                50,000,000        50,000,000       50,000,000
The Hartford Stock Fund                        50,000,000        50,000,000       50,000,000
The Hartford Total Return Bond Fund            50,000,000        50,000,000       50,000,000
The Hartford Value Fund                        50,000,000        50,000,000       50,000,000
The Hartford Retirement Income Fund            50,000,000        50,000,000       50,000,000
The Hartford Target Retirement 2010 Fund       50,000,000        50,000,000       50,000,000
The Hartford Target Retirement 2020 Fund       50,000,000        50,000,000       50,000,000
The Hartford Target Retirement 2030 Fund       50,000,000        50,000,000       50,000,000
The Hartford Equity Growth Allocation
   Fund                                        50,000,000        50,000,000       50,000,000
The Hartford Growth Allocation Fund            50,000,000        50,000,000       50,000,000
The Hartford Balanced Allocation Fund          50,000,000        50,000,000       50,000,000
The Hartford Conservative Allocation Fund      50,000,000        50,000,000       50,000,000
The Hartford Income Allocation Fund            50,000,000        50,000,000       50,000,000

THIRD: Shares of the Corporation's Class A, B, C, D, I, R3, R4, R5 and Y common stock shall have all the rights, preferences and privileges as set forth in the Corporation's charter and as set forth in the Corporation's current prospectuses, statements of additional information and multiple class plan.

FOURTH: The Corporation is registered as an open-end investment company under the Investment Company Act of 1940, as amended.

FIFTH: At a meeting on September 11-12, 2007 and in accordance with Section 2-105(c) of the Maryland General Corporation Law, the Board authorized the increase in the total number of shares of capital stock that the Corporation has authority to issue, in order to allocate additional shares to THE HARTFORD GLOBAL ENHANCED DIVIDEND FUND, a new series of the Corporation.

IN WITNESS WHEREOF, The Hartford Mutual Funds, Inc. has caused these Articles Supplementary to be duly executed by Edward P. Macdonald, its Vice President, and attested to by Jill G. Powilatis, its Assistant Secretary, this 14th day of September 2007.

                                        THE HARTFORD MUTUAL FUNDS, INC.


                                        By: /s/ Edward P. Macdonald
                                            ------------------------------------
                                        Edward P. Macdonald
                                        Vice President

Attest:


/s/ Jill G. Powilatis
-------------------------------------
Jill G. Powilatis
Assistant Secretary

I, Edward P. Macdonald, Vice President of The Hartford Mutual Funds, Inc., hereby acknowledge, in the name and on behalf of said corporation, the foregoing Articles Supplementary to be the corporate act of said corporation and I further certify that, to the best of my knowledge, information, and belief, these matters and facts are true in all material respects, under the penalties of perjury.


                                        /s/ Edward P. Macdonald
                                        ----------------------------------------
                                        Edward P. Macdonald
                                        Vice President